RESEARCH TAX CREDIT	6 Months Ended
Jun. 30, 2015
Research Tax Credit [Abstract]
Research Tax Credit Disclosure [Text Block]
3. RESEARCH TAX CREDIT

The French government provides tax credits to companies for spending on innovative research and development. The research tax credit is considered as a grant and is deducted from operating expenses.

For the six-month period ended June 30, 2015, the credit amounted to $1.6 million ($0.9 million for the three month period ended June 30, 2015) compared to $2.7 million for the six-month period ended June 30, 2014 ($1.3 million for the three month period ended June 30, 2014). The decrease reflects the reduction in R&D spending that is deemed eligible for the R&D tax credit in France.